Fees Summary	Mar. 06, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	425,964.31
Total Transaction Valuation	3,084,462,800.00
Total Offset Amount	0.00
Net Fee	$ 425,964.31